UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     --------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
                 (Date of earliest event reported): May 9, 2005


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Florida                       1-13219                 65-0039856
----------------------------           ------------          ------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


                1661 Worthington Road
                      Suite 100
               West Palm Beach, Florida                        33409
        ---------------------------------------              ----------
        (Address of principal executive office)              (Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                              The Forum, Suite 1000
            1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               Page 1 of 9
                         Exhibit Index on Page 4

Item 8.01   Other Events

            The news release of the Registrant dated May 9, 2005, announcing its first quarter 2005 results is attached hereto and filed herewith as
            Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

(a) - (b)   Not applicable.

(c)         Exhibits

            The following exhibits are filed as part of this report:

            99.1    Text of a press release by the Registrant dated May 9, 2005.



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

                                SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION
                                       (Registrant)


                                       By: /s/ ROBERT J. LEIST, JR.
                                           -------------------------------------
                                           Robert J. Leist, Jr.
                                           Vice President & Chief Accounting
                                           Officer and Acting Chief Financial
                                           Officer


Date: May 9, 2005

INDEX TO EXHIBIT


Exhibit No.       Description                                              Page
-----------       -----------                                              ----

   99.1           News release of Ocwen Financial Corporation, dated        5
                  May 9, 2005, announcing its first quarter 2005 results and certain other information.



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